Exhibit (s)

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                                 Title
---------                                                 -----


/s/ Charles A. Austin, III                                Trustee
-----------------------------------
Charles A. Austin, III

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                         Title
---------                                         -----


/s/ Shirley L. Fulton                             Trustee
------------------------------------
Shirley L. Fulton

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                        Title
---------                                        -----


/s/ K. Dun Gifford                               Trustee
----------------------------------
K. Dun Gifford

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                      Title
---------                                      -----


/s/ Leroy Keith, Jr.                           Trustee
------------------------------
Leroy Keith, Jr.

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                    Title
---------                                    -----


/s/ Gerald M. McDonnell                      Trustee
---------------------------------
Gerald M. McDonnell

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                    Title
---------                                    -----


/s/ William W. Pettit                        Trustee
-------------------------------
William W. Pettit

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                     Title
---------                                     -----


/s/ David M. Richardson                       Trustee
----------------------------------
David M. Richardson

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                        Title
---------                                        -----


/s/ Russell A. Salton, III, M.D.                 Trustee
--------------------------------
Russell A. Salton, III, M.D.

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Chairman of the Board and Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                  Title
---------                                  -----


/s/ Michael S. Scofield                    Chairman of the Board and Trustee
----------------------------
Michael S. Scofield

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                   Title
---------                                   -----


/s/ Richard J. Shima                        Trustee
-------------------------------
Richard J. Shima

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                    Title
---------                                    -----


/s/ Richard Wagoner                          Trustee
---------------------------------
Richard Wagoner

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter President and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                    Title
---------                                    -----


/s/ Dennis Ferro                             President
---------------------------
Dennis Ferro

                                POWER OF ATTORNEY

      I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, John
A. Dudley, and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Forms N-2, N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Treasurer and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of Wachovia Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and applications and documents with the Commodity Futures Trading Commission, state tax authorities, Internal Revenue Service and such other agencies as shall be recommended by the accountants and counsel for the Trusts, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

      In Witness Whereof, I have executed this Power of Attorney as of August 22, 2005.

Signature                                  Title
---------                                  -----


/s/ Carol A. Kosel                         Treasurer
-----------------------
Carol A. Kosel